UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 18, 2018
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 19, 2018, Umpqua Holdings Corporation filed Articles of Amendment to its Restated Articles of Incorporation to include a majority voting provision in uncontested elections. Shareholder approved the Articles of Amendment at the 2018 annual meeting held on April 18, 2018. The new provision provides that in any election of directors of the Corporation at a meeting of shareholders at which a quorum is present, each director shall be elected if the number of votes cast “for” the director exceeds the number of votes cast “against” the director; provided, however, that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. The Restated Articles, as amended, are attached as Exhibit 3.1.

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)
Annual Meeting. On April 18, 2018, Umpqua Holdings Corporation held its annual meeting of shareholders. Holders of over 93% of the shares of common stock outstanding as of the meeting’s record date were present and voted at the meeting either in person or by proxy.

(b)
Election of Directors. Shareholders elected the following nominees as directors, constituting the entire Board of Directors, by the votes indicated below. Each nominee received over 92% of the votes cast “FOR” his or her election as a director.

Nominee	For	Against	Abstain
Peggy Y. Fowler	187,456,971	200,172	166,969
Stephen M. Gambee	186,374,771	1,222,303	232,960
James S. Greene	185,382,995	2,241,003	200,114
Luis F. Machuca	187,416,527	156,601	250,984
Cort O’Haver	187,131,590	483,745	208,778
Maria Pope	173,631,353	13,984,031	208,728
John Schultz	187,470,213	148,737	205,162
Susan F. Stevens	187,496,597	114,560	212,955
Hilliard C. Terry, III	187,406,886	182,749	234,478
Bryan L. Timm	184,708,893	2,918,785	202,356

There were 17,709,213 broker non-votes on the election of directors, say-on-pay and amendment to articles of incorporation matters. At the annual meeting, shareholders also voted on the following matters:

Ratification of Independent Registered Public Accounting Firm. Shareholders approved the non-binding proposal to ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, by the following vote:

	Voted	% of Voted
For	203,464,721	98.99
Against	1,807,376	0.88
Abstain	261,228	0.13
Amendment to Articles of Incorporation. Shareholders approved an amendment to the Articles of Incorporation to provide a majority voting standard in uncontested elections of directors by the following vote:

	Voted	% of Voted
For	187,362,551	99.75
Against	217,358	0.12
Abstain	244,203	0.13

“Say-on-Pay”. Shareholders approved on a non-binding basis, the Company’s executive compensation, as described in the proxy statement, by the following vote:

	Voted	% of Voted
For	183,766,359	97.84
Against	3,306,694	1.76
Abstain	751,060	0.40

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS

3.1     Restated Articles of Incorporation, as amended to date including amendment filed April 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: April 20, 2018	By: /s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary